UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 13, 2026

Date of Report (Date of earliest event reported)

AiRWA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-41423	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

74 E. Glenwood Ave., #320

Smyrna, DE 19977

(Address of principal executive offices, including Zip Code)

(646) 453-0678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	YYAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 14, 2026, AiRWA Inc. (the “Company”) filed a Certificate of Amendment to the Certificate of Incorporation of the Company, as amended, with the Secretary of State of the State of Delaware, to effect a reverse stock split of the Company’s common stock, par value $0.001 (the “Common Stock”) at a ratio of 1-for-20 (the “Reverse Stock Split”), which became effective on August 17, 2026, at 12:01 a.m., Eastern time.

The terms of the Reverse Stock Split were such that every twenty shares of the Company’s issued and outstanding Common Stock would be automatically combined into one issued and outstanding share of Common Stock, without any change in par value per share. No fractional shares would be issued in connection with the Reverse Stock Split. Stockholders at the participant level of the Depository Trust Company who would otherwise have been entitled to a fraction of one share as a result of the Reverse Stock Split instead would receive one whole share of Common Stock in lieu of such fractional share. The Reverse Stock Split would not otherwise modify any rights or preferences of the Company’s Common Stock.

Effective at market open on August 17, 2026, the Common Stock began trading on a split-adjusted basis on The Nasdaq Capital Market. The new CUSIP number for the Common Stock following the Reverse Stock Split is 831445705.

The foregoing description of the Certificate of Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed with this report as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On August 13, 2026, the Company issued a press release related to the information described in Item 5.03 above. A copy of the press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished with this Form 8-K:

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation
99.1	Press Release date August 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AiRWA INC.
a Delaware corporation

Dated: August 19, 2026	By:	/s/ Thomas Tarala
Thomas Tarala Chief Executive Officer